Annual Report

October 31, 2002

T. Rowe Price Institutional
Foreign Equity Fund

T. Rowe Price (registered trademark) Invest With Confidence

Dear Investor

After losing ground for most of the past six months, international stocks rallied strongly in October to end the fund's fiscal year on a high note. However, strength in October failed to overcome earlier losses. For the six and 12 months ended October 31, 2002, results were sharply negative as all major international markets posted severe double-digit losses.

Performance Comparison
Periods Ended 10/31/02                      6 Months          12 Months
Institutional Foreign
Equity Fund                                 -19.38%           -13.43%
MSCI EAFE Index                             -17.60            -12.93
Lipper International
Funds Average                               -18.67            -12.72

Your portfolio suffered along with other international equity funds during the past six months, performing somewhat worse than the unmanaged EAFE index and the Lipper International Funds Average, which shows the average performances for similarly managed funds. Within our peer group, funds with a value bias fared best while funds with a growth bias, including yours, tended to lag. The primary reasons for the Institutional Foreign Equity Fund's lagging results relative to the benchmarks' were the portfolio's emphasis on growth during a period when the market generally favored defensive stocks, and to stock selection in several sectors.


MARKET REVIEW

International stock markets were buffeted on several fronts over the past six months as expectations for economic recovery continued to be revised downward. At the beginning of the period, there was still some optimism that lower interest rates would help revive growth. However, by the end of October, many commentators had decided that consumer confidence, high debt levels, and falling equity markets would probably keep growth subdued, at best, and could possibly be a harbinger of a double-dip recession in the U.S. European growth expectations broadly followed the U.S., with Germany doing significantly worse while the U.K. and Spain seemed to be more robust. In Japan, the long period of slow growth appeared to be ending, but more recent signs make that scenario seemless likely-putting the spotlight back on the parlous state of the banking system.

While confidence in economic growth has waned, fears of war with Iraq have mounted. The Bush administration has made no secret of its desire to overthrow Saddam Hussein. As we write, this issue appears to be nearing the beginning of some form of resolution, with the UN now united behind the U.S. In addition, the issue of corporate accounting integrity has been plaguing the equities markets during the period. New regulations have been put in place, indicating that the worst of these scandals are now behind us and the issue will continue to recede as a major concern overhanging the markets.

Geographic Diversification

Europe                              72
Japan                               14
Far East                            9
Latin American                      2
Other and Reserves                  3

PORTFOLIO REVIEW

Media
The bulk of your portfolio's significant exposure to the media sector remains in the professional publishing area, and a recent visit to one of our largest holdings, U.K./Netherlands' Reed Elsevier, confirmed that the company has established a strong position in its industry. CEO Crispin Davis has reinforced the scientific publishing business with the intelligent use of electronic delivery while keeping a tight rein on costs in the more difficult business publishing unit. This development, coupled with steady growth in legal and educational publishing, should underpin 12% earnings growth for a valuation of around 17 times earnings next year.

The more cyclical broadcasting area endured a difficult six-month period but rallied strongly recently as fast-moving consumer goods companies increased their advertising in an attempt to bolster market share. This broad trend has helped holdings such as Australia's News Corporation. We trimmed back exposure in this area during the rally as valuations have become a little stretched.

Market Performance

Six Months                        Local        Local Currency              U.S.
Ended 10/31/02                    Currency    vs. U.S. Dollars          Dollars
France                            -27.47%             9.90%             -20.29%
Germany                           -36.68              9.90               -30.41
Hong Kong                         -20.95              0.00               -20.95
Italy                             -23.26              9.90               -15.66
Japan                             -21.31              4.81               -17.53
Mexico                            -18.96             -7.64               -25.15
Netherlands                       -30.63              9.90               -23.76
Singapore                         -14.85              2.61               -12.65
Sweden                            -29.76             12.15               -21.22
Switzerland                       -22.82              9.75               -15.29
United Kingdom                    -21.70              7.35               -15.94

Source: RIMES Online, using MSCI indices.

Services
The fund remains heavily weighted in this broad area because we see above-average long-term growth and strong cash flow for several businesses. One stock that has had a difficult time recently is Securitas, the Swedish protection and security services stock. We project top-line growth for the overall business in the mid to high single digits, helped by growing security consciousness as well as implementation of the tried-and-tested Securitas model in new regions. The stock has been under pressure for a variety of reasons and now sells at about 14 times earnings for growth that we think will average 14% over the next few years-a reasonable valuation in our estimation.

Financials
The insurance sector has been through a tumultuous period, particularly in Europe. As equity markets have fallen, balance sheets that previously looked relatively secure have begun to look somewhat thin. At the same time, poor returns have meant that new business has been difficult to achieve, and many life insurance business models have had to be revisited in the current environment. Your fund remains underweighted in this sector, having reduced its position early in the period and again more recently as the sector has recovered.

Within banking, there has been contrasting performance with capital markets-exposed stocks lagging steadier retail-focused stocks. Over the past few months, the market has become increasingly vulnerable to concerns about bad debts. Bad debts have picked up significantly in the weak German economy, although they have been benign so far in other countries. We anticipate some worsening of this situation during the coming months. However, many European banks have taken a much more cautious approach to credit exposure than in the early 1990s when they encountered major problems.

With this in mind, we revisited all our stocks and scaled back our position in IntesaBCI in Italy, where the restructuring program will be more difficult to implement in an uncertain economic environment. We maintained our position in Royal Bank of Scotland where the environment seems more encouraging and the bank's profitability and market position, coupled with a low stock valuation, give us more comfort. In Japan, on the other hand, we remain leery of banks and believe they have a long way to go before the nonperforming loan issue is finally addressed. Recent moves toward reform have once again proved rather disappointing.

Telecommunications
After an extremely difficult couple of years, the telecommunications sector seemed to reach something of an inflection point in the summer as both investors and management came to terms with lower longer-term growth potential, leading to a sharper focus on returns and capital discipline. With lower levels of capital spending all around, cash generation has improved significantly, and it is possible to see returns beginning to pick up. The mobile sector has also seen average revenue per user increasing after a long period of attrition. With valuations reaching low levels, share prices have begun to perform better. Your fund is overweight in the mobile area as well as in emerging markets. We retained our large position in the U.K.'s Vodafone, which has been a beneficiary of both improved capital discipline and an improvement in revenues.

Pharmaceuticals
This sector also seems to have passed its low point. Earlier in the year, it seemed that the drug industry was in freefall with a succession of patent attacks and new product disappointments. More recently, with valuations having hit very depressed levels, snippets of good news have been enough to push prices back up. With a new FDA director in place in the U.S. and some patent attacks repelled, the strong long-term dynamics of the pharmaceutical business model-good cash generation, supportive demographics, favorable returns-are reasserting themselves. We added to Novo Nordisk of Denmark, which is benefiting from a diabetes upsurge and is well positioned with its NovoSeven blood-clotting agent.

Industry Diversification
                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   4/30/02             10/31/02

Financials                                            22.1%                20.2%
Consumer Discretionary                                17.4                 17.3
Health Care                                           12.1                 12.5
Energy                                                 9.0                  9.5
Consumer Staples                                       8.7                  9.2
Telecommunication Services                             7.7                  8.7
Information Technology                                 9.2                  8.2
Industrials and Business Services                      8.0                  7.9
Materials                                              2.7                  2.9
Utilities                                              0.9                  1.2
Reserves                                               2.2                  2.4
Total                                                100.0%               100.0%

Technology
The last six months have seen yet another cluster of companies struggling within the inhospitable technology sector. As the recession in tech persists, the winners and losers are becoming more polarized. Stocks such as Finland's Nokia have such a commanding lead over the competition that many of the second- and third-line mobile companies have withdrawn from the field. In semiconductors, Samsung Electronics of South Korea, another large holding in the fund, has shown a clean pair of heels to the chasing pack. Samsung has extended its lead in memory by continuing to invest while its competitors have struggled to conserve cash. It has also been very successful in the mobile handset business, rivaling Nokia in the margins it earns. On the other hand, the losers in many of these areas have been the Japanese electronics conglomerates that have spread themselves too thin and have been slow to adapt. It is difficult to see a strong rebound in technology spending, but it is possible to identify companies with reasonable valuations and sustainable business models that will be around for the upturn when it occurs.


INVESTMENT OUTLOOK

Interest rates have fallen a long way and there are some signs of companies and consumers rebuilding their balance sheets, but debt remains high, particularly for the U.S. consumer. We envision a period of subdued growth in the medium term with continuing low inflation. Some observers have expressed concern that the U.S. is on the brink of a Japan-style deflation. While this scenario is possible, we assign it a relatively low level of probability.

Stock valuations in most markets are at levels last seen in the early 1990s while interest rates are much lower than 10 years ago. In this environment, if the global economy can manage a measure of muted growth, equity returns going forward should at least be reasonable. Companies with above-average growth potential, strong balance sheets, good market positions, and solid management should do well. The last two years have been difficult for growth stocks in particular, but we are optimistic that the worst is behind us for our investment approach.

Respectfully submitted,

John R. Ford
President, T. Rowe Price International Funds, Inc.

November 15, 2002



Portfolio Highlights

Twenty-Five Largest Holdings

                                                                     Percent of
                                                                     Net Assets
Company                                            Country             10/31/02
--------------------------------------------------------------------------------
GlaxoSmithKline                             United Kingdom                  4.2%
Reed Elsevier                              United Kingdom/
                                           Netherlands                      3.3
TotalFinaElf                                        France                  3.1
Royal Bank of Scotland                      United Kingdom                  2.7
Shell Transport & Trading/                 United Kingdom/
Royal Dutch Petroleum                          Netherlands                  2.6
Nestle                                         Switzerland                  2.5
Vodafone                                    United Kingdom                  2.3
Aventis                                             France                  1.8
BNP Paribas                                         France                  1.7
Sanofi-Synthelabo                                   France                  1.6
Nokia                                              Finland                  1.6
Securitas                                           Sweden                  1.6
Samsung Electronics                            South Korea                  1.4
UBS                                            Switzerland                  1.4
Canon                                                Japan                  1.4
Rio Tinto                                   United Kingdom                  1.3
ENI                                                  Italy                  1.3
AstraZeneca                                 United Kingdom                  1.2
Compass                                     United Kingdom                  1.2
Philips Electronics                            Netherlands                  1.2
Adecco                                         Switzerland                  1.2
ING Groep                                      Netherlands                  1.2
WPP Group                                   United Kingdom                  1.1
Sony                                                 Japan                  1.0
Unilever                                    United Kingdom                  1.0
Total                                                                      44.9%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

Security Classification
                                  Percent           Market
                                  of Net              Cost                Value
As of 10/31/02                    Assets              (000)                (000)
--------------------------------------------------------------------------------
Common Stocks                     97.1%    $     1,156,776      $     1,133,261
Preferred Stocks                  0.5                8,095                6,369
Short-Term Investments            3.0               35,111               35,111
Total Investments                 100.6          1,199,982            1,174,741
Other Assets
Less Liabilities                  -0.6              (6,707)              (6,611)
Net Assets                        100.0%   $     1,193,275      $     1,168,130



Summary of Investments and Cash

October 31, 2002
                                                                     Percent of
                    Equities             Cash            Total        MSCI EAFE
--------------------------------------------------------------------------------
Europe
Austria                 --               --               --                0.1%
Belgium                  0.6%            --                0.6%             1.0%
Denmark                  0.4%            --                0.4%             0.7%
Finland                  1.6%            --                1.6%             2.1%
France                  13.8%            --               13.8%             9.2%
Germany                  2.4%            --                2.4%             6.1%
Greece                   0.1%            --                0.1%             0.3%
Ireland                  0.1%            --                0.1%             0.8%
Italy                    5.4%            --                5.4%             3.7%
Luxembourg               0.0%            --                0.0%            --
Netherlands              6.0%            --                6.0%             5.5%
Norway                   0.4%            --                0.4%             0.5%
Portugal                 0.1%            --                0.1%             0.3%
Russia                   0.5%            --                0.5%            --
Spain                    3.4%            --                3.4%             3.2%
Sweden                   3.1%            --                3.1%             1.8%
Switzerland              5.8%            --                5.8%             8.1%
United Kingdom          28.0%            --               28.0%            27.9%
Total Europe            71.7%             0.0%            71.7%            71.3%
--------------------------------------------------------------------------------

Pacific Basin
Australia                1.5%            --                1.5%             4.8%
Hong Kong                0.6%            --                0.6%             1.7%
India                    1.3%            --                1.3%            --
Japan                   14.5%            --               14.5%            21.1%
Malaysia                 0.3%            --                0.3%            --
New Zealand             --               --               --                0.2%
Singapore                1.1%            --                1.1%             0.9%
South Korea              3.1%            --                3.1%            --
Taiwan                   0.7%            --                0.7%            --
Thailand                 0.3%            --                0.3%            --
Total Pacific Basin     23.4%             0.0%            23.4%            28.7%
--------------------------------------------------------------------------------

Middle East
Egypt                   --               --               --               --
Israel                   0.1%            --                0.1%            --
Turkey                  --               --               --               --
Total Middle East        0.1%             0.0%             0.1%             0.0%
--------------------------------------------------------------------------------

Americas
Argentina               --               --               --               --
Brazil                   0.5%            --                0.5%            --
Canada                   0.6%            --                0.6%            --
Chile                   --               --               --               --
Mexico                   1.3%            --                1.3%            --
Panama                  --               --               --               --
Peru                    --               --               --               --
United States           --                3.0%             3.0%            --
Venezuela               --               --               --               --
Total Americas           2.4%             3.0%             5.4%             0.0%
--------------------------------------------------------------------------------
Other Assets Less
Liabilities             -0.6%                             -0.6%

TOTAL*                  97.0%             3.0%           100.0%           100.0%
--------------------------------------------------------------------------------
 *Total may not add to 100.0% due to rounding.


T. Rowe Price Institutional Foreign Equity Fund
10/31/02

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Institutional Foreign Equity Fund

                                  Foreign            MSCI              Lipper
                                Equity Fund       EAFE Index       International
10/31/92                        10000                10000                10000
10/93                           13434                13788                13210
10/94                           15040                15219                14673
10/95                           15137                15209                14775
10/96                           17328                16851                16609
10/97                           18767                17680                18607
10/98                           20203                19440                19575
10/99                           24402                23983                24345
10/00                           25000                23344                24969
10/01                           17994                17583                18768
10/02                           15577                15310                16566


Total Return Performance

                                   Calendar
Periods Ended     1        3        Year-to-    1       3         5       10
10/31/02          Month    Months     Date      Year    Years*    Years   Years*

Institutional
Foreign
  Equity Fund     7.14%   -5.50%    -18.89%    -13.43%  -13.90%  -3.66%    4.53%
S&P 500 Stock
  Index           8.80    -2.39     -21.84     -15.11   -12.22    0.73     9.88
MSCI EAFE
  Index           5.38    -6.10     -16.53     -12.93   -13.90   -2.84    4 .35
Lipper International
  Funds
  Average         4.72    -6.82     -17.26     -12.72   -12.77   -2.87    4 .90

FT-A Euro Pacific
Index             5.82    -6.33     -15.84     -11.83   -13.69   -2.55     4.24

*Average annual compound total return. This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


Financial Highlights
T. Rowe Price Institutional Foreign Equity Fund

                                For a share outstanding throughout each period

                           Year
                           Ended
                10/31/02    10/31/01    10/31/00    10/31/99    10/31/98
NET ASSET VALUE
Beginning of
period         $   12.70   $   19.16   $   20.08   $   17.03   $   16.51

Investment activities
Net investment
income (loss)       0.18        0.39        0.13        0.21        0.28
Net realized
and unrealized
gain (loss)        (1.81)      (5.35)       0.46        3.26        0.93

Total from
investment
activities         (1.63)      (4.96)       0.59        3.47        1.21

Distributions
Net investment
income             (0.42)      (0.11)      (0.17)      (0.29)      (0.21)
Net realized
gain                --         (1.39)      (1.34)      (0.13)      (0.48)

Total
distributions      (0.42)      (1.50)      (1.51)      (0.42)      (0.69)

NET ASSET VALUE
End of period  $   10.65   $   12.70   $   19.16   $   20.08   $   17.03
               ---------   ---------   ---------   ---------   ---------

Ratios/Supplemental Data

Total return^     (13.43)%    (28.02)%      2.45%      20.79%       7.65%

Ratio of total
expenses to
average net
assets              0.75%       0.74%       0.74%       0.74%       0.74%

Ratio of net
investment
income (loss)
to average
net assets          1.06%       2.25%       0.57%       1.08%       1.58%
Portfolio
turnover rate       20.0%       21.4%       39.7%       18.2%       18.6%
Net assets,
end of period
(in millions)  $   1,168   $   1,903   $   3,138   $   3,361   $   3,204

^Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.



Portfolio of Investments

T. Rowe Price Institutional Foreign Equity Fund October 31, 2002

                                                 Shares                Value
                                                                   In thousands
AUSTRALIA 1.5%

Common Stocks  1.0%
BHP Billiton (misc. symbol)                      1,174,000      $         6,313
Brambles Industries                                738,219                2,807
National Australia Bank                            113,200                2,159
                                                                         11,279

Preferred Stocks  0.5%
News Corporation                                 1,289,596                6,369
                                                                          6,369

Total Australia (Cost $20,329)                                           17,648

BELGIUM  0.6%

Common Stocks  0.6%
Dexia                                              350,210                3,368
Fortis                                             138,978                2,538
UCB                                                 47,379                1,154
Total Belgium (Cost $5,973)                                               7,060

BRAZIL  0.5%
Common Stocks  0.5%
Grupo Pao de Acucar
ADR (USD)                                          103,100                1,600
Petroleo Brasileiro
 (Petrobras)
ADR (USD)                                          312,060                3,764
Total Brazil (Cost $7,519)                                                5,364

CANADA  0.6%
Common Stocks  0.6%
Alcan Aluminum                                      55,550                1,562
Celestica (USD) *                                  180,300                2,488
Royal Bank of
Canada (misc. symbol)                               69,190                2,413
Total Canada (Cost $7,519)                                                6,463

DENMARK  0.4%
Common Stocks  0.4%
Novo Nordisk                                       160,600                4,418
TDC A/S                                             20,138                  433
Total Denmark (Cost $5,816)                                               4,851

FINLAND  1.6%
Common Stocks  1.6%
Nokia (misc. symbol)                             1,130,266               19,157
Total Finland (Cost $2,451)                                              19,157

FRANCE  13.8%
Common Stocks  13.8%
Aventis (misc. symbol)                             345,150               20,620
AXA (misc. symbol)                                 455,544                6,785
BNP Paribas                                        512,236               20,381
Cap Gemini (misc. symbol)                           18,809                  462
Carrefour                                           38,130                1,767
Compagnie de Saint-Gobain                          186,204                4,036
Groupe Danone                                       13,690                1,772
Hermes (misc. symbol)                               28,773                4,294
L'Oreal                                             13,768                1,023
Lafarge                                             13,868                1,103
LVMH (misc. symbol)                                 87,098                3,902
Orange *(misc. symbol)                             344,420                1,930
Pinault Printemps Redoute                           24,975                1,994
Sanofi-Synthelabo                                  315,720               19,268
Schneider Electric *                               165,142                7,638
Societe Generale                                    63,814                3,226
Societe Television
Francaise 1                                        326,758                8,396
Sodexho Alliance                                   338,479                8,296
STMicroelectronics
(misc. symbol)                                     202,374                4,010
Thomson *(misc. symbol)                            174,355                3,207
TotalFinaElf, Series B                             262,454               36,080
Vivendi Universal                                  114,897                1,408
Total France (Cost $134,416)                                            161,598

GERMANY  2.4%
Common Stocks  2.4%
Allianz Holdings                                    42,399                4,445
Bayer                                               70,274                1,331
Bayerische Hypo-und
Vereinsbank                                         54,318                  719
Deutsche Bank                                      125,065                5,451
Deutsche Telekom                                    64,509                  735
E.On                                                89,409                4,003
Gehe (misc. symbol)                                120,983                4,621
Rhoen-Klinikum                                      47,284                1,776
SAP                                                 34,730                2,670
Siemens                                             37,631                1,777
Total Germany (Cost $33,976)                                             27,528

GREECE  0.1%
Common Stocks  0.1%
Hellenic Telecommunications
Organization                                       124,260                1,383
Total Greece (Cost $1,718)                                                1,383

HONG KONG  0.6%
Common Stocks  0.6%
Cheung Kong Holdings                               672,670                4,463
Hutchison Whampoa                                  444,300                2,735
Total Hong Kong (Cost $6,447)                                             7,198

INDIA  1.3%
Common Stocks  1.3%
Hindustan Lever                                  2,173,550                7,219
ICICI Bank
  (Ordinary shares)                                838,000                2,340
ICICI Bank ADR (USD)                               325,712                2,003
Reliance Industries                                686,000                3,775
Total India (Cost $23,245)                                               15,337

IRELAND  0.1%
Common Stocks  0.1%
SmartForce ADR (USD) *                             123,598                  496
Total Ireland (Cost $2,039)                                                 496

ISRAEL  0.1%
Common Stocks  0.1%
Check Point Software
Technologies (USD) *                                77,916                1,074
Total Israel (Cost $1,513)                                                1,074

ITALY  5.4%
Common Stocks  5.4%
Alleanza
Assicurazioni (misc. symbol)                       806,230                5,785
Assicurazioni Generali                             108,963                1,938
Capitalia (misc. symbol)                           223,497                  258
ENI                                              1,092,031               15,131
Fineco *(misc. symbol)                             647,820                  297
IntesaBCI                                        2,056,716                3,486
Mediaset                                           107,307                  748
Mediolanum (misc. symbol)                          368,085                2,033
Olivetti *(misc. symbol)                         1,598,567                1,657
San Paolo IMI                                       86,666                  540
Telecom Italia
(Ordinary shares) (misc. symbol)                   734,944                5,825
Telecom Italia
(Savings shares) (misc. symbol)                    749,800                3,950
Telecom Italia Mobile (misc. symbol)             2,303,706               10,678
UniCredito Italiano (misc. symbol)               2,896,799               10,879
Total Italy (Cost $60,181)                                               63,205

JAPAN  14.5%
Common Stocks  14.5%
Canon                                              434,000               15,979
Credit Saison (misc. symbol)                       220,500                4,346
Daiichi Pharmaceutical                             150,600                2,196
Fanuc (misc. symbol)                                51,300                2,027
Fuji Television Network                                699                3,274
Fujisawa Pharmaceutical (misc. symbol)             377,000                7,309
Hitachi Chemical (misc. symbol)                    269,000                1,963
Honda Motor                                        182,100                6,512
Ito-Yokado                                         137,000                4,263
KDDI (misc. symbol)                                  1,512                4,434
Keyence                                             16,500                2,726
Kyocera                                             61,500                3,617
Marui                                              404,000                3,745
Mitsubishi Estate                                  723,000                5,394
Mitsui Fudosan (misc. symbol)                    1,173,000                8,972
Murata Manufacturing                                77,700                3,664
Nomura Securities                                  480,000                5,513
NTT DoCoMo                                           5,305                9,766
Rohm                                                20,400                2,564
Secom                                              218,500                7,707
Seven-Eleven Japan                                 292,000                8,230
Shin-Etsu Chemical                                  94,500                2,910
Shiseido (misc. symbol)                            420,000                4,660
SMC                                                 38,800                3,066
Sony (misc. symbol)                                285,080               12,238
Sumitomo                                           662,000                2,863
Suzuki Motor                                       221,000                2,360
Takeda Chemical Industries                         120,000                4,975
Takefuji (misc. symbol)                             51,100                2,139
Toppan Printing                                    268,000                1,989
Toshiba *                                          677,000                1,693
Toyota Motor (misc. symbol)                        392,000                9,515
Yamanouchi Pharmaceutical                          268,000                6,549
Total Japan (Cost $190,636)                                             169,158

LUXEMBOURG  0.0%
Common Stocks  0.0%
SES Global                                          65,520                  330
Total Luxembourg (Cost $1,047)                                              330

MALAYSIA  0.3%
Common Stocks  0.3%
Malayan Banking Berhad                           1,065,400                2,313
Sime Darby                                       1,227,000                1,602
Total Malaysia (Cost $4,192)                                              3,915

MEXICO  1.3%
Common Stocks  1.3%
America Movil ADR,
  Series L (USD)                                   295,500                3,972
Femsa UBD Units
  (Represents 1 Series B
  and 4 Series D shares)                         1,364,190                4,945
Grupo Financiero BBVA
  Bancomer, Series B *(misc. symbol)             4,513,400                3,557
Telmex ADR, Series L (USD)                          43,916                1,339
Wal-Mart de Mexico                                 455,500                1,137
Total Mexico (Cost $13,656)                                              14,950

NETHERLANDS  6.0%
Common Stocks  6.0%
Akzo Nobel                                          23,031                  687
ASML Holding *(misc. symbol)                       473,380                4,140
Equant *(misc. symbol)                              37,950                  184
Fortis                                             283,984                5,181
ING Groep                                          815,170               13,607
Philips Electronics                                781,009               13,971
Reed Elsevier                                      448,810                5,585
Royal Ahold                                        158,000                1,983
Royal Dutch Petroleum                              153,538                6,628
Royal KPN *                                      1,019,900                6,451
VNU                                                262,898                7,044
Wolters Kluwer                                     272,720                4,773
Total Netherlands (Cost $77,734)                                         70,234

NORWAY  0.4%
Common Stocks  0.4%
Orkla, Series A (misc. symbol)                     238,395                3,773
Statoil                                            101,270                  733
Total Norway (Cost $3,254)                                                4,506

PORTUGAL  0.1%
Common Stocks  0.1%
Jeronimo Martins *                                 172,681                1,033
Total Portugal (Cost $1,396)                                              1,033

RUSSIA  0.5%
Common Stocks  0.5%
YUKOS ADR (USD)                                     45,250                6,267
Total Russia (Cost $4,422)                                                6,267

SINGAPORE  1.1%
Common Stocks  1.1%
Flextronics (USD) *                                300,511                2,512
United Overseas Bank                             1,420,560               10,774
Total Singapore (Cost $16,425)                                           13,286

SOUTH KOREA  3.1%
Common Stocks  3.1%
Kookmin Bank ADR (USD)                              62,100                2,009
KT Corporation ADR (USD)                           243,285                4,997
POSCO ADR (USD)                                    155,342                3,593
Samsung Electronics                                 58,183               16,407
Shinhan Financial                                  332,400                3,491
South Korea Telecom                                 32,400                5,958
Total South Korea (Cost $25,978)                                         36,455

SPAIN  3.4%
Common Stocks  3.4%
Banco Bilbao Vizcaya Argentaria                    928,533                8,828
Banco Santander Central
  Hispano (misc. symbol)                         1,003,673                6,140
Endesa                                             334,379                3,447
Gas Natural                                        266,870                4,470
Inditex                                            230,000                5,160
Repsol                                             193,867                2,188
Telefonica *                                       731,062                6,922
Telefonica ADR (USD)                                90,357                2,552
Total Spain (Cost $41,387)                                               39,707

SWEDEN  3.1%
Common Stocks  3.1%
Electrolux, Series B (misc. symbol)                233,305                3,531
Hennes & Mauritz, Series B (misc. symbol)          392,360                7,603
LM Ericsson, Series B *(misc. symbol)            2,009,623                1,619
Nordea (misc. symbol)                              662,445                2,704
Sandvik                                             47,170                1,119
Securitas, Series B (misc. symbol)               1,367,135               18,977
Total Sweden (Cost $34,397)                                              35,553

SWITZERLAND  5.8%
Common Stocks  5.8%
Adecco                                             356,320               13,965
Credit Suisse Group *                               80,720                1,538
Nestle                                             138,204               29,557
Roche (Participation certificates)                  93,800                6,623
UBS *                                              339,032               16,117
Total Switzerland (Cost $46,124)                                         67,800

TAIWAN  0.7%
Common Stocks  0.7%
Taiwan Semiconductor
Manufacturing                                    6,151,101                8,243
Total Taiwan (Cost $12,109)                                               8,243

THAILAND  0.3%
Common Stocks  0.3%
Bangkok Bank (Local shares) *                    2,823,000                3,356
Total Thailand (Cost $3,552)                                              3,356

UNITED KINGDOM  28.0%
Common Stocks  28.0%
Abbey National                                     259,068                2,673
AstraZeneca                                        383,460               14,298
Autonomy *                                         168,944                  380
BG Group                                           625,047                2,492
BP                                               1,515,304                9,713
Brambles Industries                              2,415,060                7,929
Cable & Wireless                                   665,920                1,541
Cadbury Schweppes                                  876,790                5,702
Celltech *                                         412,881                2,259
Centrica                                           881,910                2,509
Compass                                          3,209,450               14,212
David S. Smith                                     413,685                1,028
Diageo                                             836,346                9,421
Electrocomponents                                  884,070                3,752
Friends Provident                                  458,630                  936
GKN                                                 94,050                  326
GlaxoSmithKline (misc. symbol)                   2,558,121               48,791
Granada                                          1,461,778                1,680
Hays                                             2,299,177                3,226
Hilton                                             456,940                1,243
HSBC (HKD) (misc. symbol)                          543,200                5,937
Kingfisher                                       2,458,376                8,590
Reckitt Benckiser                                  120,000                2,176
Reed Elsevier                                    3,678,135               32,460
Rio Tinto                                          862,716               15,578
Royal Bank of Scotland                           1,341,665               31,546
Shell Transport & Trading                        3,663,114               23,523
Standard Chartered                                 271,600                3,159
Tesco                                            3,676,264               11,394
Tomkins                                          1,745,166                5,402
Unilever                                         1,154,526               11,398
United Business Media                              258,689                1,035
Vodafone                                        16,864,717               27,090
Woolworths                                         977,477                  546
WPP Group                                        1,848,800               12,530
Total United Kingdom (Cost $375,420)                                    326,475

Short-Term Investments  3.0%

Money Market Funds  3.0%
T. Rowe Price Reserve
  Investment Fund, 1.85% #                      35,110,995               35,111

Total Short-Term Investments
(Cost $35,111)                                                           35,111
Total Investments in Securities
100.6% of Net Assets (Cost $1,199,982)                               $1,174,741
Other Assets Less Liabilities                                            (6,611)

NET ASSETS                                                           $1,168,130
                                                                     ----------


            #    Seven-day yield
            *    Non-income producing
(misc. symbol)   All or a portion of this security is on loan at October 31,
                 2002 - See Note 2
          ADR    American Depository Receipts
          HKD    Hong Kong dollar
          USD    United States dollar


Statement of Assets and Liabilities
T. Rowe Price Institutional Foreign Equity Fund
October 31, 2002
In thousands

Assets
Investments in securities, at value (cost $1,199,982)      $1,174,741
Securities lending collateral                                 132,608
Other assets                                                    9,999
Total assets                                                1,317,348

Liabilities
Obligation to return securities lending collateral            132,608
Other liabilities                                              16,610
Total liabilities                                             149,218
NET ASSETS                                                 $1,168,130
                                                           ----------

Net Assets Consist of:
Undistributed net investment income (loss)                 $   15,651
Undistributed net realized gain (loss)                       (418,598)
Net unrealized gain (loss)                                    (25,146)
Paid-in-capital applicable to 109,721,357 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                             1,596,223

NET ASSETS                                                 $1,168,130
                                                           ----------
NET ASSET VALUE PER SHARE                                  $    10.65
                                                           ----------


The accompanying notes are an integral part of these financial statements.



Statement of Operations
T. Rowe Price Institutional Foreign Equity Fund
In thousands
                                                                 Year
                                                                Ended
                                                             10/31/02
Investment Income (Loss)
Income
Dividend (net of foreign taxes of $3,847)                  $   26,612
Securities lending                                              1,427
Interest (net of foreign taxes of $19)                            612
Total income                                                   28,651
Expenses
Investment management                                          11,091
Custody and accounting                                            655
Legal and audit                                                    30
Registration                                                       23
Shareholder servicing                                              15
Directors                                                          15
Prospectus and shareholder reports                                 11
Proxy and annual meeting                                            6
Miscellaneous                                                      31
Total expenses                                                 11,877
Net investment income (loss)                                   16,774

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                                 (213,761)
  Foreign currency transactions                                 2,225
  Net realized gain (loss)                                   (211,536)
Change in net unrealized gain (loss)
  Securities                                                   27,961
  Other assets and liabilities
  denominated in foreign currencies                               417
  Change in net unrealized gain (loss)                         28,378
Net realized and unrealized gain (loss)                      (183,158)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $ (166,384)
                                                           ----------


The accompanying notes are an integral part of these financial statements.



Statement of Changes in Net Assets
T. Rowe Price Institutional Foreign Equity Fund
In thousands

                                                   Year
                                                   Ended
                                                  10/31/02             10/31/01
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)             $        16,774      $        58,702
  Net realized gain (loss)                        (211,536)            (205,527)
  Change in net unrealized gain (loss)              28,378             (706,219)
  Increase (decrease) in net
  assets from operations                          (166,384)            (853,044)
Distributions to shareholders
  Net investment income                            (58,733)             (18,177)
  Net realized gain                                   --               (229,687)
  Decrease in net assets
  from distributions                               (58,733)            (247,864)
Capital share transactions *
  Shares sold                                      208,478              470,105
  Distributions reinvested                          43,452              195,976
  Shares redeemed                                 (762,108)            (799,534)
  Increase (decrease) in net
  assets from capital
  share transactions                              (510,178)            (133,453)
Net Assets
Increase (decrease) during period                 (735,295)          (1,234,361)
Beginning of period                              1,903,425            3,137,786

End of period                              $     1,168,130      $     1,903,425
                                           ---------------      ---------------

*Share information
  Shares sold                                       17,245               29,947
  Distributions reinvested                           3,342               11,218
  Shares redeemed                                  (60,713)             (55,065)
  Increase (decrease) in shares
  outstanding                                      (40,126)             (13,900)


The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
T. Rowe Price Institutional Foreign Equity Fund
October 31, 2002


Note 1 - Significant Accounting Policies

T. Rowe Price Institutional International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Foreign Equity Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on September 7, 1989. The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation - Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation - Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets - At October 31, 2002, approximately 10% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Securities Lending - The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At October 31, 2002, the value of loaned securities was $128,286,000; aggregate collateral consisted of $132,608,000 in the securities lending collateral pool and government securities valued at $2,057,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $309,676,000 and $826,324,000, respectively, for the year ended October 31, 2002.


Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

Distributions during the year ended October 31, 2002 totaled $58,733,000 and were characterized as ordinary income for tax purposes.

At October 31, 2002, the tax-basis components of net assets were as follows:

Unrealized appreciation                                    $222,576,000
Unrealized depreciation                                    (247,742,000)
Net unrealized appreciation (depreciation)                 (25,166,000)
Undistributed ordinary income                              17,553,000
Capital loss carryforwards                                 (420,480,000)
Paid-in capital                                            1,596,223,000
Net assets                                                 $1,168,130,000

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of October 31, 2002, the fund had $206,390,000 of capital loss carryforwards that expire in 2009, and $214,090,000 that expire in 2010.

At October 31, 2002, the cost of investments for federal income tax purposes was $1,200,003,000.


Note 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

Gains realized upon disposition of Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities.


Note 5 - Related Party Transactions

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.70% of the fund's average daily net assets. The fee is computed daily and paid monthly. At October 31, 2002, investment management fee payable totaled $684,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates
(collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent.

T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $124,000 for the year ended October 31, 2002, of which $9,000 was payable at period-end.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 2002, totaled $255,000 and are reflected as interest income in the accompanying Statement of Operations.


Note 6 - Interfund Borrowing

Pursuant to the fund's prospectus, the fund may borrow up to 331/3% of its total assets. The fund is party to an interfund borrowing agreement between the fund and other T. Rowe Price-sponsored mutual funds, which permits it to borrow or lend cash at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended October 31, 2002, the fund borrowed amounts ranging from $6,800,000 to $21,600,000, on 21 days, at a weighted average annual rate of 2.12%. There were no borrowings outstanding at October 31, 2002.



Report of Independent Accountants

To the Board of Directors of T. Rowe Price Institutional International Funds, Inc. and Shareholders of T. Rowe Price Institutional Foreign Equity Fund

   In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Foreign Equity Fund (one of the portfolios comprising T. Rowe Price Institutional International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the
   audit to obtain reasonable assurance    about whether the financial
   statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
November 19, 2002


Tax Information (Unaudited) for the Tax Year Ended 10/31/02

We are providing this information as required by the Internal Revenue Service. The amounts shown may differ from those reported in a fund's financial statements because of differences between IRS and financial statement reporting requirements.

The fund will pass through foreign source income of $21,081,000 and foreign taxes paid of $2,681,000.



T. Rowe Price Institutional Foreign Equity Fund

About the Fund's Directors and Officers

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)
Year Elected*                  Principal Occupation(s) During Past 5 Years
                               and Directorships of Other Public Companies

Calvin W. Burnett, Ph.D.
(3/16/32)
2001                           President, Coppin State College; Director,
                               Provident Bank of Maryland

Anthony W. Deering
(1/28/45)
1991 Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers

Donald W. Dick, Jr.
(1/27/43)
1989 Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm

David K. Fagin
(4/9/38)
2001 Director, Dayton Mining Corp. (6/98 to present), Golden Star Resources Ltd., and Canyon Resources Corp. (5/00 to present); Chairman and President, Nye Corp.

F. Pierce Linaweaver
(8/22/34)
2001                           President, F. Pierce Linaweaver &
                               Associates, Inc., consulting environmental and civil engineers

Hanne M. Merriman
(11/16/41)
2001                           Retail Business Consultant; Director,
                               Ann Taylor Stores Corp., Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, and
                               US Airways Group, Inc.

John G. Schreiber
(10/21/46)
2001 Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Senior Advisor and Partner, Blackstone Real Estate Advisors, L.P.; Director,
                               AMLI Residential Properties Trust, Host
                               Marriott Corp., and The Rouse Company

Hubert D. Vos
(8/2/33)
2001 Owner/President, Stonington Capital Corp., a private investment company

Paul M. Wythes
(6/23/33)
1996 Founding Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high-technology companies throughout the United States; Director, Teltone Corp.

*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.


Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe
Price Portfolios
Overseen]                      Principal Occupation(s) During Past 5 Years and
                               Directorships of Other Public Companies

James S. Riepe
(6/25/43)
2002
[105]                          Director and Vice President, T. Rowe Price;
                               Vice Chairman of the Board, Director, and
                               Vice President, T. Rowe Price Group, Inc.;
                               Chairman of the Board and Director, T. Rowe
                               Price Global Asset Management Limited,
                               T. Rowe Price Investment Services, Inc.,
                               T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc., and T. Rowe Price Global Investment
                               Services Limited; Chairman of the Board,
                               Institutional International Funds

M. David Testa
(4/22/44)
1989
[105]                          Chief Investment Officer, Director, and
                               Vice President, T. Rowe Price; Vice
                               Chairman of the Board, Chief Investment
                               Officer, Director, and Vice President,
                               T. Rowe Price Group, Inc.; Director, T. Rowe
                               Price Global Asset Management Limited,
                               T. Rowe Price Global Investment Services
                               Limited, and T. Rowe Price International,
                               Inc.; Director and Vice President, T. Rowe
                               Price Trust Company; Vice President,
                               Institutional International Funds

Martin G. Wade
(2/16/43)
1989
[16] Director and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Investment Services Limited and T. Rowe Price International, Inc.; Director, T. Rowe Price Global Asset Management Limited; Vice President, T. Rowe Price


*Each inside director serves until the election of a successor.



T. Rowe Price Institutional Foreign Equity Fund

Officers

Name (Date of Birth)
Title and Fund(s) Served                         Principal Occupation(s)

Mark C.J. Bickford-Smith
(4/30/62)
Vice President, Institutional
International Funds                              Vice President, T. Rowe Price
                                                 Group, Inc., and T. Rowe Price
                                                 International, Inc.

Joseph A. Carrier (12/30/60)
Treasurer, Institutional
International Funds                              Vice President, T. Rowe Price,
                                                 T. Rowe Price Group, Inc., and
                                                 T. Rowe Price Investment
                                                 Services, Inc.

John R. Ford (11/25/57)
President, Institutional
International Funds                              Vice President, T. Rowe Price
                                                 and T. Rowe Price Group, Inc.;
                                                 Director, Chief Investment
                                                 Officer, and Vice President,
                                                 T. Rowe Price International,
                                                 Inc.

Henry H. Hopkins (12/23/42)
Vice President, Institutional
International Funds                              Director and Vice President,
                                                 T. Rowe Price Group, Inc.,
                                                 T. Rowe Price Investment
                                                 Services, Inc.,
                                                 T. Rowe Price Services, Inc.,
                                                 and T. Rowe Price Trust
                                                 Company; Vice President,
                                                 T. Rowe Price, T. Rowe Price
                                                 International, Inc., and
                                                 T. Rowe Price Retirement Plan
                                                 Services, Inc.

Patricia B. Lippert (1/12/53)
Secretary, Institutional
International Funds                              Assistant Vice President,
                                                 T. Rowe Price and T. Rowe
                                                 Price Investment Services, Inc.

David S. Middleton (1/18/56)
Controller, Institutional
International Funds                              Vice President, T. Rowe Price,
                                                 T. Rowe Price Group, Inc., and
                                                 T. Rowe Price Trust Company

George A. Murnaghan (5/1/56)
Vice President, Institutional
International Funds                              Vice President, T. Rowe Price,
                                                 T. Rowe Price Group, Inc.,
                                                 T. Rowe Price International,
                                                 Inc., T. Rowe Price Investment
                                                 Services, Inc., and T. Rowe
                                                 Price Trust Company

R. Todd Ruppert (5/7/56)
Vice President, Institutional
International Funds                              Vice President, T. Rowe Price
                                                 and T. Rowe Price Group, Inc.;
                                                 Director, Chief Investment
                                                 Officer, and President,
                                                 T. Rowe Price Global Asset
                                                 Management Limited and T. Rowe
                                                 Price Global Investment
                                                 Services Limited; Vice
                                                 President, T. Rowe Price
                                                 Retirement Plan Services, Inc.
                                                 and T.Rowe Price Trust Company

James B.M. Seddon (6/17/64)
Vice President, Institutional
International Funds                              Vice President, T. Rowe Price
                                                 Group, Inc., and T. Rowe Price
                                                 International, Inc.

David J.L. Warren (4/14/57)
Vice President, Institutional
International Funds                              Vice President, T. Rowe Price
                                                 and T. Rowe Price Group, Inc.;
                                                 Director, Chief Executive
                                                 Officer, and President, T. Rowe
                                                 Price International, Inc.;
                                                 Director, T. Rowe Price Global
                                                 Asset Management Limited

William F. Wendler II (3/14/62)
Vice President, Institutional
International Funds                              Vice President, T. Rowe Price,
                                                 T. Rowe Price Group, Inc.,
                                                 and T.Rowe Price International,
                                                 Inc.

Edward A. Wiese, CFA (4/12/59)
Vice President, Institutional
International Funds                              Vice President, T. Rowe Price,
                                                 T. Rowe Price Group, Inc., and
                                                 T. Rowe Price Trust Company;
                                                 Director, Chief Investment
                                                 Officer, and Vice President,
                                                 T. Rowe Price Savings Bank


Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


F34-050  10/31/02